                                                       Exhibit 14



                               POWER OF ATTORNEY

                               POWER OF ATTORNEY

The undersigned directors and/or officers of Chubb Life Insurance Company of America, a New Hampshire corporation (the "Company"), hereby constitute and appoint Theresa M. Stone, Richard V. Werner and Frederick H. Condon, and each of them (with full power to each of them to act alone), his or her true and lawful attorney-in-fact and agent, with full power of substitution to each, for him or her and on his or her behalf and in his or her name, place and stead, to execute and file any of the documents referred to below relating to registrations under the Securities Act of 1933 or the Investment Company Act of 1940 (the "Acts"): registration statements on any form or forms under the Acts, and any and all amendments and supplements thereto (including post-effective amendments), with all exhibits and all agreements, consents, exemptive applications and other documents and instruments necessary or appropriate in connection therewith, each of said attorneys-in-fact and agents being empowered to act with or without the others or other, and to have full power and authority to do or cause to be done in the name and on behalf of the undersigned each and every act and thing requisite and necessary or appropriate with respect thereto to be done in and about the premises in order to effectuate the same, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may do or cause to be done by virtue thereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand, this 8th day of December, 1995.


/s/ John C. Beck, Director                 /s/ Gertrude G. Michelson, Director
    ------------------------------             -------------------------------
    John C. Beck, Director                     Gertrude G. Michelson, Director

/s/ Percy Chubb                            /s/ Dean R. O'Hare
    ------------------------------             -------------------------------
    Percy Chubb, III Vice Chairman             Dean R. O'Hare, Chairman
      and Director                                and Director

/s/ Joel J. Cohen                          /s/ Warren B. Rudman
    ------------------------------             -------------------------------
    Joel J. Cohen, Director                    Warren B. Rudman, Director

/s/ Henry U. Harder                        /s/ David G. Scholey
    ------------------------------             -------------------------------
    Henry U. Harder, Director                  David G. Scholey, Director

/s/ David H. Hoag                          /s/ Raymond G. Seitz
    ------------------------------             -------------------------------
    David H. Hoag, Director                    Raymond G. Seitz, Director


/s/ Robert V. Lindsay                      /s/ Lawrence M. Small
    ------------------------------             -------------------------------
    Robert V. Lindsay, Director                Lawrence M. Small, Director

/s/ Thomas C. MacAvoy                      /s/ Richard D. Wood
    ------------------------------             -------------------------------
    Thomas C. MacAvoy, Director                Richard D. Wood, Director

                               POWER OF ATTORNEY

The undersigned directors and/or officers of Chubb Life Insurance Company of America, a New Hampshire corporation (the "Company"), hereby constitute and appoint Theresa M. Stone, Richard V. Werner and Frederick H. Condon, and each of them (with full power to each of them to act alone), his or her true and lawful attorney-in-fact and agent, with full power of substitution to each, for him or her and on his or her behalf and in his or her name, place and stead, to execute and file any of the documents referred to below relating to registrations under the Securities Act of 1933 or the Investment Company Act of 1940 (the "Acts"): registration statements on any form or forms under the Acts, and any and all amendments and supplements thereto (including post-effective amendments), with all exhibits and all agreements, consents, exemptive applications and other documents and instruments necessary or appropriate in connection therewith, each of said attorneys-in-fact and agents being empowered to act with or without the others or other, and to have full power and authority to do or cause to be done in the name and on behalf of the undersigned each and every act and thing requisite and necessary or appropriate with respect thereto to be done in and about the premises in order to effectuate the same, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may do or cause to be done by virtue thereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand, this 8th day of December, 1995.


/s/ John C. Beck, Director                 /s/ Gertrude G. Michelson, Director
    ------------------------------             -------------------------------
    John C. Beck, Director                     Gertrude G. Michelson, Director

/s/ Percy Chubb                            /s/ Dean R. O'Hare
    ------------------------------             -------------------------------
    Percy Chubb, III, Vice Chairman            Dean R. O'Hare, Chairman
      and Director                                and Director

/s/ Joel J. Cohen                          /s/ Warren B. Rudman
    ------------------------------             -------------------------------
    Joel J. Cohen, Director                    Warren B. Rudman, Director

/s/ Henry U. Harder                        /s/ David G. Scholey
    ------------------------------             -------------------------------
    Henry U. Harder, Director                  David G. Scholey, Director

/s/ David H. Hoag                          /s/ Raymond G. Seitz
    ------------------------------             -------------------------------
    David H. Hoag, Director                    Raymond G. Seitz, Director


/s/ Robert V. Linsay                       /s/ Lawrence M. Small
    ------------------------------             -------------------------------
    Robert V. Linsay, Director                 Lawrence M. Small, Director

/s/ Thomas C. MacAvoy                      /s/ Richard D. Wood
    ------------------------------             -------------------------------
    Thomas C. MacAvoy, Director                Richard D. Wood, Director

                               POWER OF ATTORNEY

The undersigned directors and/or officers of Chubb Life Insurance Company of America, a New Hampshire corporation (the "Company"), hereby constitute and appoint Theresa M. Stone, Richard V. Werner and Frederick H. Condon, and each of them (with full power to each of them to act alone), his or her true and lawful attorney-in-fact and agent, with full power of substitution to each, for him or her and on his or her behalf and in his or her name, place and stead, to execute and file any of the documents referred to below relating to registrations under the Securities Act of 1933 or the Investment Company Act of 1940 (the "Acts"): registration statements on any form or forms under the Acts, and any and all amendments and supplements thereto (including post-effective amendments), with all exhibits and all agreements, consents, exemptive applications and other documents and instruments necessary or appropriate in connection therewith, each of said attorneys-in-fact and agents being empowered to act with or without the others or other, and to have full power and authority to do or cause to be done in the name and on behalf of the undersigned each and every act and thing requisite and necessary or appropriate with respect thereto to be done in and about the premises in order to effectuate the same, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may do or cause to be done by virtue thereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand, this 8th day of December, 1995.


/s/ John C. Beck                           /s/ Gertrude G. Michelson
    ------------------------------             -------------------------------
    John C. Beck, Director                     Gertrude G. Michelson, Director

/s/ Percy Chubb                            /s/ Dean R. O'Hare
    ------------------------------             -------------------------------
    Percy Chubb, III, Vice Chairman            Dean R. O'Hare, Chairman
      and Director                                and Director

/s/ Joel J. Cohen                          /s/ Warren B. Rudman
    ------------------------------             -------------------------------
    Joel J. Cohen, Director                    Warren B. Rudman, Director

/s/ Henry U. Harder                        /s/ David G. Scholey
    ------------------------------             -------------------------------
    Henry U. Harder, Dirctor                   David G. Scholey, Director

/s/ David H. Hoag                          /s/ Raymond G. Seitz
    ------------------------------             -------------------------------
    David H. Hoag, Director                    Raymond G. Seitz, Director


/s/ Robert V. Lindsay                      /s/ Lawrence M. Small
    ------------------------------             -------------------------------
    Robert V. Lindsay, Director                Lawrence M. Small, Director

/s/ Thomas C. MacAvoy                      /s/ Richard D. Wood
    ------------------------------             -------------------------------
    Thomas C. MacAvoy, Director                Richard D. Wood, Director

                               POWER OF ATTORNEY

The undersigned directors and/or officers of Chubb Life Insurance Company of America, a New Hampshire corporation (the "Company"), hereby constitute and appoint Theresa M. Stone, Richard V. Werner and Frederick H. Condon, and each of them (with full power to each of them to act alone), his or her true and lawful attorney-in-fact and agent, with full power of substitution to each, for him or her and on his or her behalf and in his or her name, place and stead, to execute and file any of the documents referred to below relating to registrations under the Securities Act of 1933 or the Investment Company Act of 1940 (the "Acts"): registration statements on any form or forms under the Acts, and any and all amendments and supplements thereto (including post-effective amendments), with all exhibits and all agreements, consents, exemptive applications and other documents and instruments necessary or appropriate in connection therewith, each of said attorneys-in-fact and agents being empowered to act with or without the others or other, and to have full power and authority to do or cause to be done in the name and on behalf of the undersigned each and every act and thing requisite and necessary or appropriate with respect thereto to be done in and about the premises in order to effectuate the same, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may do or cause to be done by virtue thereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand, this 8th day of December, 1995.


/s/ John C. Beck                           /s/ Gertrude G. Michelson
    ------------------------------             -------------------------------
    John C. Beck, Director                     Gertrude G. Michelson, Director

/s/ Percy Chubb, III                       /s/ Dean R. O'Hare
    ------------------------------             -------------------------------
    Percy Chubb, III, Vice Chairman            Dean R. O'Hare, Chairman
      and Director                                and Director

/s/ Joel J. Cohen                          /s/ Warren B. Rudman
    ------------------------------             -------------------------------
    Joel J. Cohen, Director                    Warren B. Rudman, Director

/s/ Henry U. Harder                        /s/ David G. Scholey
    ------------------------------             -------------------------------
    Henry U. Harder, Director                  David G. Scholey, Director

/s/ David H. Hoag                          /s/ Raymond G. Seitz
    ------------------------------             -------------------------------
    David H. Hoag, Director                    Raymond G. Seitz, Director


/s/ Robert V. Lindsay                      /s/ Lawrence M. Small
    ------------------------------             -------------------------------
    Robert V. Lindsay, Director                Lawrence M. Small, Director

/s/ Thomas C. MacAvoy                      /s/ Richard D. Wood
    ------------------------------             -------------------------------
    Thomas C. MacAvoy, Director                Richard D. Wood, Director

                               POWER OF ATTORNEY

The undersigned directors and/or officers of Chubb Life Insurance Company of America, a New Hampshire corporation (the "Company"), hereby constitute and appoint Theresa M. Stone, Richard V. Werner and Frederick H. Condon, and each of them (with full power to each of them to act alone), his or her true and lawful attorney-in-fact and agent, with full power of substitution to each, for him or her and on his or her behalf and in his or her name, place and stead, to execute and file any of the documents referred to below relating to registrations under the Securities Act of 1933 or the Investment Company Act of 1940 (the "Acts"): registration statements on any form or forms under the Acts, and any and all amendments and supplements thereto (including post-effective amendments), with all exhibits and all agreements, consents, exemptive applications and other documents and instruments necessary or appropriate in connection therewith, each of said attorneys-in-fact and agents being empowered to act with or without the others or other, and to have full power and authority to do or cause to be done in the name and on behalf of the undersigned each and every act and thing requisite and necessary or appropriate with respect thereto to be done in and about the premises in order to effectuate the same, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may do or cause to be done by virtue thereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand, this 8th day of December, 1995.


/s/ John C. Beck                           /s/ Gertrude G. Michelson
    ------------------------------             -------------------------------
    John C. Beck, Director                     Gertrude G. Michelson, Director

/s/ Percy Chubb                            /s/ Dean R. O'Hare
    ------------------------------             -------------------------------
    Percy Chubb, III, Vice Chairman             Dean R. O'Hare, Chairman
      and Director                                and Director

/s/ Joel J. Cohen                          /s/ Warren B. Rudman
    ------------------------------             -------------------------------
    Joel J. Cohen, Director                    Warren B. Rudman, Director

/s/ Henry U. Harder                        /s/ David G. Scholey
    ------------------------------             -------------------------------
    Henry U. Harder, Director                  David G. Scholey, Director

/s/ David H. Hoag                          /s/ Raymond G. Seitz
    ------------------------------             -------------------------------
    David H. Hoag, Director                    Raymond G. Seitz, Director


/s/ Robert V. Lindsay                       /s/ Lawrence M. Small
    ------------------------------             -------------------------------
    Robert V. Lindsay, Director                 Lawrence M. Small, Director

/s/ Thomas C. MacAvoy                      /s/ Richard D. Wood
    ------------------------------             -------------------------------
    Thomas C. MacAvoy, Director                Richard D. Wood, Director